UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2026

NEXSTAR MEDIA GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway Suite 700
Irving, Texas		75062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 373-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NXST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Nexstar Notes Offering

On March 20, 2026, Nexstar Media Group, Inc. announced that Nexstar Media Inc., its wholly-owned subsidiary (“NMI”), intends to offer, subject to market and other customary conditions, $3,390 million in aggregate principal amount of new senior secured notes due 2033 (the “Secured Notes”) and $1,725 million in aggregate principal amount of new senior unsecured notes due 2034 (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”) in a private offering (the “Notes Offering”).

The Notes will be NMI’s senior unsecured and secured, respectively, obligations and will be guaranteed by the Company, Mission Broadcasting, Inc. (“Mission”) and certain of NMI’s and Mission’s existing and future restricted subsidiaries on a senior unsecured and secured basis, respectively.

The Company intends to use the proceeds from the proposed offering of the Secured Notes, together with cash on hand, to (i) repay borrowings outstanding under its bridge facility, (ii) repay certain borrowings outstanding under its incremental term loan b Facility, (iii) fund the purchase of TEGNA’s 5.000% Senior Notes due 2029 in connection with the related tender offer and (iv) pay fees and expenses in connection with the foregoing and the acquisition of TEGNA Inc. (“TEGNA”). The Company intends to use the proceeds from the offering of the Unsecured Notes to (i) fund the redemption of NMI’s 5.625% Senior Notes due 2027 and (ii) pay fees and expenses in connection with the foregoing.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes. Any offers of the Notes will be made only by means of a private offering memorandum. The Notes have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

A copy of the press release relating to the Notes Offering is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Combined Financial Information

In connection with the Notes Offering, the Company provided potential investors with certain unaudited pro forma condensed combined financial information and certain supplemental unaudited condensed combined financial data. These are derived from the audited historical financial statements of the Company and its consolidated subsidiaries (collectively, “Nexstar Group”) and audited historical financial statements of TEGNA and its consolidated subsidiaries, as adjusted to give effect to the Merger and borrowings to fund the cash requirements of the Merger, to refinance certain existing debt of TEGNA and Nexstar Group and to pay for the related fees and expenses (collectively, the “Transactions”). The unaudited pro forma condensed combined financial information and the supplemental unaudited condensed combined financial data are attached hereto as Exhibits 99.2 and 99.3 and are incorporated herein by reference.

The unaudited pro forma condensed combined financial information presented in Exhibit 99.2 was prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed combined balance sheet assumes that the Transactions were consummated on December 31, 2025. The unaudited pro forma condensed combined statements of operations assumes that the Transactions were consummated on January 1, 2025.

The supplemental condensed combined financial data presented in Exhibit 99.3 contains supplemental combined statements of operations that differ from the pro forma financial information requirements of Article 11 of Regulation S-X because they present a combination of the results of Nexstar Group and TEGNA as if the Transactions were consummated on January 1, 2024 rather than January 1, 2025; the periods presented cover two years instead of the required last completed fiscal year; and the presentation and disclosures, including those related to the adjustments, are more summarized than those required under Article 11, among other differences. Exhibit 99.3 also includes combined financial measures that are not in accordance with generally accounting principles (“non-GAAP financial measures”), including Combined Adjusted EBITDA and Combined As Further Adjusted EBITDA. These non-GAAP financial measures are reconciled to the combined net income included in the supplemental combined statements of operations. The combined financial data presented in Exhibit 99.3 should be viewed as in addition to, and not as a substitute for, the unaudited pro forma condensed combined financial information presented in Exhibit 99.2.

The adjustments to the historical amounts included in Exhibits 99.2 and 99.3 are preliminary and have been made solely for informational purposes. As a result, the pro forma combined financial information and the supplemental combined financial data are not intended to represent and does not purport to be indicative of what the combined company financial condition or results of operations would have been had the Transactions occurred at an earlier date and do not purport to project the future financial condition and results of operations of the combined company. The actual results of the combined company may differ significantly from those reflected in the pro forma combined financial information and the supplemental combined financial data.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and the Exchange Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. Nexstar has based these forward-looking statements on its current expectations and projections about future events. Forward-looking statements include information preceded by, followed by, or that includes the words “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” and other similar words. For these statements, Nexstar claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report on Form 8-K, concerning, among other things, the consummation of the Notes Offering, the ultimate outcome, benefits and cost savings of the Merger, and future financial performance, including changes in net revenue, cash flow and operating expenses, involve risks and uncertainties, and are subject to change based on various important factors, including the risk that the disruption from the proposed transaction may make it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with Nexstar’s customers, vendors and others with whom it does business, the impact of changes in national and regional economies, the ability to service and refinance Nexstar’s and/or TEGNA’s outstanding debt, successful integration of TEGNA (including achievement of synergies and cost reductions), outcome of any litigation related to the TEGNA acquisition, pricing fluctuations in local and national advertising, future regulatory actions and conditions in the television stations’ operating areas, competition from others in the broadcast television markets, volatility in programming costs, the effects of governmental regulation of broadcasting, industry consolidation, technological developments and major world news events. Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ from a projection or assumption in any of our forward-looking statements. Unless required by law, Nexstar undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Current Report on Form 8-K might not occur. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. For more details on factors that could affect these expectations, please see Nexstar’s filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Nexstar Media Group, Inc., dated as of March 20, 2026 relating to the launch of the notes offering.
99.2	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2025.
99.3	Supplemental unaudited condensed combined financial data.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR MEDIA GROUP, INC.

Date:	March 20, 2026	By:	/s/ Lee Ann Gliha
		Name:	Lee Ann Gliha
		Title:	Chief Financial Officer (Principal Financial Officer)